Exhibit 99.3

Third Quarter 2009 Earnings Conference Call 19 August 2009 Exhibit 99.3 (Furnished herewith) 23

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 24

Third Quarter Overview -27% $575 $420 Net Income -25% $1.32 $.99 Diluted EPS -25% $7,070 $5,283 Net Sales -24% $7,739 $5,885 Net Sales and Revenues Change Q3 2008 Q3 2009 (in millions of dollars except per share amounts) 25

Third Quarter Overview Net Sales Equipment operations net sales: Down 25% in Q3 2009 vs. Q3 2008 Currency translation: ~ (4) points Price realization: ~ +6 points 26

*Percentage change from same period in previous year, excluding purchased product. Production Tonnage* (18) (17) (41) (19) Worldwide A&T (40) (44) (42) (54) (43) Q4 2009 Forecast (44) (50) (52) Worldwide C&F (14) (14) (9) (8) U.S. and Canada A&T (28) (24) (37) Outside U.S. and Canada (19) (21) (16) Total U.S. and Canada (22) (22) (28) (24) Total Worldwide FY 2009 Previous Forecast FY 2009 Forecast Q3 2009 Previous Forecast Q3 2009 Actual % Change Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 27

2009 Company Outlook Fourth Quarter 2009 Forecast Net sales down ~ 34% vs. Q4 2008 Currency translation: ~ (1) point Price realization: ~ +3 points Fiscal Year 2009 Forecast Net sales down ~ 21% vs. FY 2008 Currency translation: ~ (4) points Price realization: ~ +5 points Previous forecast down ~ 19% vs. FY 2008 Currency translation: ~ (5) points Price realization: ~ +6 points Net income of ~ $1.1 billion No change from previous forecast Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 28

Equipment Operations Reorganization Pretax Impact on Operating Profit Voluntary separation program 2009 expense ~ $100 million Consistent with 30 June press release 2010 projected annual savings $50-60 million Previous forecast ~$75 million (30 June press release) Subsequent years projected annual savings ~ $75 million Consistent with 30 June press release Closure of facility in Welland, Ontario, Canada 2009 expense ~ $44 million Previous forecast ~ $60 million Total projected cost ~ $97 million Projected annual savings beginning 2010 ~ $40 million Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009 unless otherwise noted) 29

Worldwide Agriculture & Turf Third Quarter Overview -34% $725 $480 Operating Profit* -19% Production Tonnage -21% $5,876 $4,651 Net Sales Change Q3 2008 Q3 2009 (in millions of dollars) *Operating profit impacted by: Lower shipment and production volumes Unfavorable impacts of foreign exchange Improved price realization Lower SA&G expenses Decremental Margin ~ 20% 30

World Farm Fundamentals Global Stocks-To-Use Ratios Source: USDA - 12 August 2009 Corn Wheat Soybeans Lowest level since 1972/1973 Lowest level in USDA 36-year history 31

$9.70 $5.25 $3.40 2009/10 Forecast $10.00 $6.80 $4.10 2008/09 Forecast $9.60 $5.25 $3.80 Previous 2009/10 $10.00 $6.80 $4.20 Previous 2008/09 $10.10 $7.35 $4.20 2007/08 Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) U.S. Commodity Price Estimates Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 32

U.S. Farm Prices Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 19 August 2009 (dollars per bushel) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-00 Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09F Jan-10F Apr-10F Jul-10F Oct-10F Wheat Corn Soybeans 33

U.S. Farm Cash Receipts Total Cash Receipts Govt Payments Livestock Crops (in billions of dollars) 334.0 12.4 137.8 183.8 Previous 2008 296.8 11.9 137.9 147.0 Previous 2007 303.3 12.1 123.1 168.1 Previous 2009 298.0 11.8 119.5 166.7 2009 Forecast 309.3 10.0 130.9 168.4 2010 Forecast 315.9 336.6 300.6 10.2 134.5 171.2 Previous 2010 12.2 141.2 183.2 2008 11.9 138.6 150.1 2007 Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 34

U.S. Farm Cash Receipts Total Cash Receipts Source: 1998 - 2008: USDA 11 August 2009 2009 – 2010: Deere & Company Forecast as of 19 August 2009 $175 $200 $225 $250 $275 $300 $325 $350 $375 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009F 2010F (billions of dollars) 35

Daily Ethanol Margin Per Bushel Corn Grind Based on Nearby Futures Prices (Excluding ITDA*) *Interest, Tax, Depreciation and Amortization (ITDA) – Often disregarded in margin calculations because it does not influence short-term production decisions Source: Informa – August 2009 36 ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 9/1/06 10/12/06 11/21/06 1/5/07 2/15/07 3/28/07 5/8/07 6/18/07 7/27/07 9/6/07 10/16/07 11/26/07 1/7/08 2/15/08 3/28/08 5/7/08 6/17/08 7/28/08 9/5/08 10/15/08 11/24/08 1/6/09 2/17/09 3/27/09 5/7/09 6/17/09 7/28/09

Farm Net Income (Loss) Brazil and Argentina Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 4.0 5.4 0.6 1.6 14.3 Brazil 1.5 1.7 0.3 (2.5) 2.4 Argentina Previous 2010 2010 Forecast Previous 2009 2009 Forecast 2008 (in billions of U.S. dollars) 37

12.0 billion BRL in approved FINAME funding Expires 31 December 2009 Used to finance equipment and other capital goods 4.5% interest rate 92.5 billion BRL in approved input, commercialization and investments financing Record level for 2009/2010, 65.0 billion BRL in 2008/2009 Government programs to support tractor purchases “Mais Alimentos” (More Food) – 55 to75 hp tractors, 10-year terms, 2% interest rate “Pro Tractor” – São Paulo state government sponsored, 50-120 hp tractors, 5-year terms, 0% interest rate Government Support of Agriculture Brazil 36

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2009 Forecast Net sales projected to be down ~ 15% Currency translation: ~ (5) points Previous forecast: Net sales projected to be down ~ 14% Currency translation: ~ (6) points Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 39

Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2009 U.S. and Canada Ag: Down slightly Previous forecast flat to down slightly Western Europe Ag: Down 10% - 15% No change from previous forecast Central Europe and the CIS* countries Ag: Sales down sharply No change from previous forecast Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) * Commonwealth of Independent States 40

South America Ag: Down 20% - 30% No change from previous forecast U.S. and Canada turf equipment and compact utility tractors: Down ~ 20% No change from previous forecast Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2009 41

Worldwide Construction & Forestry Third Quarter Overview $93 ($28) Operating Profit/(Loss)* -52% Production Tonnage -47% $1,194 $632 Net Sales Change Q3 2008 Q3 2009 (in millions of dollars) *Operating loss impacted by: Significantly lower shipment and production volumes Lower SA&G expenses Improved price realization Decremental Margin ~ 22% 42

Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2009 Forecast Net sales projected to be down ~ 47% Previous forecast down ~ 42% Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009)   -4.3% -17.9% 556 -2.8% 2009 Forecast -14.2% Non-Residential Spending (annual percentage rate) 865 Housing Starts (thousands) +2.9% +1.5% 2010 Forecast Government Spending (annual percentage rate) GDP Growth (annual percentage rate) U.S. Economic Indicators* *Source: Global Insight – July 2009 43

Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009* Worldwide Credit Operations Credit Loss History Low losses driven by: Strong farmer cash flows Rigorous underwriting standards Historically strong used Ag equipment values * Year-to-date July 2009 annualized: 0.73% Year-to-date April 2009 annualized: 0.75% A&T dealer reserves Robust collection practices 44

Worldwide Credit Operations Owned Portfolio Past Dues and Write-offs 1.89% 3.04% 1.03% 1.25% Revolving Charge Accounts 1.04% 1.31% 0.61% 0.71% Financing Leases Q3 2008 Q3 2009 July 2008 July 2009 Annualized Write-offs Past Dues 0.37% 0.66% 0.18% 0.58% 2.27% 0.05% 0.32% 0.70% 0.07% 0.26% Total Owned C&F – Retail Notes A&T – Retail Notes 0.43% 0.15% 45

Worldwide Credit Operations Owned Portfolio Non-Performing Receivables 0.18% 0.04% Revolving Charge Accounts 1.23% 2.55% 1.17% 1.59% July 2009 0.44% Total Owned Non-Performing Receivables** Financing Leases C&F – Retail Notes A&T – Retail Notes* 1.64% 0.70% 0.26% July 2008 * As of 31 July 2009, Brazil non-performing receivables represent 1.25% of the total worldwide A&T retail note portfolio ** As of 31 July 2009, Brazil non-performing receivables represent 0.65% of the total worldwide Credit operations portfolio 46

John Deere Capital Corporation Owned Portfolio Non-Performing Receivables 0.19% 0.04% Revolving Charge Accounts 0.59% 3.77% 1.29% 0.35% July 2009 0.46% Total Owned Non-Performing Receivables Financing Leases C&F – Retail Notes A&T – Retail Notes 3.01% 0.77% 0.24% July 2008 47

Q1 2009 Funding: $2.0B – TLGP MTN $0.8B – € MTN $1.9B – AG Retail Note Conduit Q2 2009 Funding: $0.8B – $ MTN $0.2B – CAD MTN $0.4B – Retail Notes $0.2B – AG Retail Note Conduit Q3 2009 Funding: $0.7B – TALF Eligible ABS $0.3B – CAD MTN $0.2B – Retail Notes $0.3B – AG Retail Note Conduit Liquidity Management All 2009 maturities and 2010 maturities through Q3 have been funded Fiscal 2009 Cumulative Maturities* Fiscal 2010 Cumulative Maturities* Jan 2009 $0.9B Apr 2009 $2.5B Jul 2009 $3.5B Oct 2009 $4.7B Jan 2010 $0.6B Apr 2010 $1.9B Jul 2010 $2.9B Oct 2010 $4.0B *Includes MTN maturities and forecasted ABS runoff 48

Worldwide Credit Operations Third Quarter 2009 Net income of ~ $99 million vs. ~ $80 million in Q3 2008 Benefits from investment tax credits for wind energy projects Foreign exchange gains Lower SA&G expenses Higher provision for credit losses Narrower financing spreads Fiscal Year 2009 Forecast Net income of ~ $270 million Previous forecast ~ $250 million Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 49

Consolidated Trade Receivables & Inventory  375  450  668 A&T 1,075  875  425 2009** Forecast  700  700  325 2009** Previous Forecast 1,207 Total, as reported  853 Total, constant exchange C&F (in millions of dollars)  539 Q3 2009* Actual * Change at 31 July 2009 vs. 31 July 2008 ** Change at 31 October 2009 vs. 31 October 2008 Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 50

Consolidated Trade Receivables & Inventory Continued strong asset management in 2009 51 20% 25% 30% 35% 40% 45% 50% 55% 60% '00 Q3 Q4 '01 Q1 Q2 Q3 Q4 '02 Q1 Q2 Q3 Q4 '03 Q1 Q2 Q3 Q4 '04 Q1 Q2 Q3 Q4 '05 Q1 Q2 Q3 Q4 '06 Q1 Q2 Q3 Q4 '07 Q1 Q2 Q3 Q4 '08 Q1 Q2 Q3 Q4 '09 Q1 Q2 Q3 Receivables & Inventory to Previous 12 Months Sales Prior Year Current Year

 more than industry  strong double digits, more than industry  double digits  in line with industry Deere**  29% 4WD Tractors  25% Combines  8%  29% Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers July 2009 Retail Sales U.S. and Canada 52

(at 31 July – in units as a % of trailing 12 months retail sales) 2008 2009 14% 17% Combines 22% 14% Row-Crop Tractors As reported to the Association of Equipment Manufacturers Deere Dealer Inventories U.S. and Canada 53

July 2009 Retail Sales Western Europe double digits double digits Deere Combines Tractors Based on EU Government Reporting of Registrations 54

double digits First-in-the-Dirt double digits Settlements Construction & Forestry double digits Selected Turf & Utility Equipment Deere July 2009 Retail Sales U.S. and Canada 55

Material Costs and Freight Equipment Operations Third Quarter 2009 Flat vs. Q3 2008 Fiscal Year 2009 Forecast Up ~ $300 million vs. FY 2008 By division Agriculture & Turf ~ $250 million Construction & Forestry ~ $ 50 million No change from previous forecast Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 56

Foreign Currency Spot Rate Change vs. USD 31 July 2009 vs. 31 July 2008* *Based on daily closing rates from Reuters 57 -40% -30% -20% -10% 0% 10% 20% 30% Russia (RUB) Mexico (MXN) Turkey (TRY) Argentina (ARS) Brazil (BRL) Sweden (SEK) United Kingdom (GBP) Australia (AUD) India (INR) New Zealand (NZD) Euro (EUR) South Africa (ZAR) Canada (CAD) Switzerland (CHF) China (RMB) Japan (JPY)

Research & Development Expense Equipment Operations Third Quarter 2009 Up ~ 2% vs. Q3 2008 Currency translation ~ (3) points Fiscal Year 2009 Forecast Up ~ 5% vs. FY 2008 Currency translation ~ (2) points Previous forecast up ~ 2% Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 58

Selling, Administrative & General Expense Equipment Operations Third Quarter 2009 Down ~ 18% vs. Q3 2008 Global growth initiatives: ~ 2 points Variable incentive compensation ~ (9) points Currency translation ~ (3) points All other expenses ~ (8) points Fiscal Year 2009 Forecast Down ~ 9% vs. FY 2008 Global growth initiatives ~ 2 points Variable incentive compensation ~ (6) points Currency translation ~ (2) points All other expenses ~ (3) points Previous forecast down ~ 10% vs. FY 2008 Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 59

Tax Rate Equipment Operations Third Quarter 2009 Effective tax rate of ~ 22% Discrete items Fiscal Year 2009 Forecast Assumes tax rate of ~ 27% Previous forecast ~ 31% Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 60

Other Information Fiscal Year 2009 Forecast Equipment Operations Capital Expenditures ~ $800 million No change from previous forecast Depreciation and Amortization ~ $525 million Previous forecast ~ $500 million Pension/OPEB Contributions ~ $340 million Previous forecast ~ $185 million Financial Services Capital Expenditures ~ $80 million, primarily Wind Previous forecast ~ $100 million, primarily Wind Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 61

Appendix 62

Supplemental Information
A&T Net Sales and Operating Profit (Loss)

The information below is historical, and is presented for informational purposes only. At the beginning of the third quarter of 2009, the Company combined the agricultural equipment and the commercial and consumer equipment organizations. As a result, these two segments have been combined into the agriculture and turf segment.

(in millions of dollars)

	Net Sales			Operating Profit (Loss)		
	Ag*	C&CE*	Total	Ag*	C&CE*	Total
2009 Q1	$ 3,261	$ 558	**$ 3,819**	$ 348	$ (59)	**$ 289**
Q2	$ 4,498	$ 1,089	**$ 5,587**	$ 635	$ 68	**$ 703**
2008 Q1	$ 2,758	$ 743	**$ 3,501**	$ 332	$ 8	**$ 340**
Q2	$ 4,700	$ 1,424	**$ 6,124**	$ 782	$ 154	**$ 936**
Q3	$ 4,544	$ 1,332	**$ 5,876**	$ 634	$ 91	**$ 725**
Q4	$ 4,570	$ 915	**$ 5,485**	$ 476	$ (16)	**$ 460**
	$ 16,572	**$ 4,413**	**$ 20,985**	**$ 2,224**	**$ 237**	**$ 2,461**
2007 Q1	$ 2,081	$ 641	**$ 2,722**	$ 137	$ 38	**$ 175**
Q2	$ 3,498	$ 1,318	**$ 4,816**	$ 487	$ 150	**$ 637**
Q3	$ 3,355	$ 1,346	**$ 4,701**	$ 431	$ 127	**$ 558**
Q4	$ 3,188	$ 1,027	**$ 4,215**	$ 388	$ (11)	**$ 377**
	$ 12,121	**$ 4,333**	**$ 16,454**	**$ 1,443**	**$ 304**	**$ 1,747**
2006 Q1	$ 1,894	$ 628	**$ 2,522**	$ 106	$ 19	**$ 125**
Q2	$ 3,068	$ 1,319	**$ 4,387**	$ 385	$ 127	**$ 512**
Q3	$ 2,899	$ 1,171	**$ 4,070**	$ 249	$ 78	**$ 327**
Q4	$ 2,370	$ 758	**$ 3,128**	$ 143	$ (3)	**$ 140**
	$ 10,232	**$ 3,877**	**$ 14,109**	**$ 882**	**$ 221**	**$ 1,103**

**Information from previous company SEC filings*

3rd Quarter 2009 Earnings Conference Call
63
JOHN DEERE

U.S. Net Farm Cash Income Net Cash Income Cash Expenses Gross Cash Income Other Cash Income Total Cash Receipts (in billions of dollars) 90.8 (260.9) 351.7 17.7 334.0 Previous 2008 87.4 (226.0) 313.4 16.6 296.8 Previous 2007 74.6 (246.7) 321.3 18.0 303.3 Previous 2009 69.2 (246.8) 316.0 18.0 298.0 2009 Forecast 76.1 (252.0) 328.1 18.8 309.3 2010 Forecast (249.0) (258.7) (238.5) 85.7 334.7 18.8 315.9 Previous 2010 97.7 356.4 19.8 336.6 2008 78.4 316.9 16.3 300.6 2007 Deere & Company Forecast as of 19 August 2009 (Previous Forecast as of 20 May 2009) 64

15 17 31 52 103 204 Government Support of Agriculture China Source: China Ministry of Agriculture 65 12 28 72 139 15 15 29 12 23 12 13 14 4 3 4 7 13 4 2 1 0 25 50 75 100 125 150 175 200 225 2004 2005 2006 2007 2008 2009F RMB (in billions) Material Subsidy (basic subsidy for purchase of inputs) Grain Direct Subsidy (for growing encouraged crops) Seed Subsidy (for purchasing high-performing seed) Equipment Subsidy (for purchasing encouraged equipment)

Share Repurchase as Part of Publicly Announced Plans Total $ Amount (in billions) Shares Repurchased (in millions) FY2009 $0.0 0.0 Q1 $0.0 0.0 Total Q4 $0.0 0.0 Q3 $0.0 0.0 Q2 $1.7 21.2 2008 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $5.6 114.5 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 Cumulative cost of repurchases since 2004: $5.6 billion Balance remaining on May 2007 40-million share authorization: 13.7 million May 2008 share authorization: $5.0 billion 31 July 2009 period ending shares: 422.9 million * All shares adjusted for two-for-one stock split effective 26 November 2007 66

Deere’s fourth quarter 2009 conference call is scheduled for 9:00 a.m. central time on Wednesday, November 25, 2009 67